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                       [KPMG PEAT MARWICK LLP LETTERHEAD]



                                                                  EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
IDEC Pharmaceuticals Corporation:

        We consent to the use of our report included herein and our reports incorporated herein by reference and to the reference to our firm under the headings "Experts" and "Selected Consolidated Financial Data" in the prospectus.

                                KPMG PEAT MARWICK LLP


San Diego, California
February 27, 1998